                   MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                                Power of Attorney



     I hereby appoint W. Bruce McConnel, III attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR NEW YORK INVESTORS, INC. (Registration No. 2-82278) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 4, 1998.


                                            /s/ Rodney D. Johnson
                                            -----------------------
                                            Rodney D. Johnson

                   MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                                Power of Attorney



     I hereby appoint W. Bruce McConnel, III attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR NEW YORK INVESTORS, INC. (Registration No. 2-82278) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 5, 1998.


                                            /s/ Thomas A. Melfe
                                            -------------------
                                            Thomas A. Melfe

                   MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                                Power of Attorney



     I hereby appoint W. Bruce McConnel, III attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR NEW YORK INVESTORS, INC. (Registration No. 2-82278) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 5, 1998.


                                            /s/ Francis E. Drake
                                            --------------------------
                                            Francis E. Drake

                   MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                                Power of Attorney



     I hereby appoint W. Bruce McConnel, III attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of MUNICIPAL FUND FOR NEW YORK INVESTORS, INC. (Registration No. 2-82278) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on November 19, 1998.


                                            /s/ Anthony M. Santomero
                                            ------------------------
                                            Anthony M. Santomero